UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:



|X|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_| Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Section 240.14a-12


                          JOS. A. BANK CLOTHIERS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

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


|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                                [GRAPHIC OMITTED]

                          JOS. A. BANK CLOTHIERS, INC.
                                500 HANOVER PIKE
                            HAMPSTEAD, MARYLAND 21074

Dear Stockholder:

         You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Jos. A. Bank Clothiers, Inc., which will be held at the Company's corporate offices, 500 Hanover Pike, Hampstead, Maryland, commencing at 10:00 a.m., local time, on Friday, June 23, 2006.

         The following pages contain the formal notice of the Annual Meeting and the related Proxy Statement. The Company's Annual Report to Stockholders for the fiscal year ended January 28, 2006 is enclosed with these materials.

         Issues to be considered and voted on at the Annual Meeting are set forth in the Proxy Statement. You are encouraged to carefully review the Proxy Statement and attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible by promptly signing, dating and returning the enclosed proxy card in the accompanying reply envelope. If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

         I look forward to meeting you on June 23rd and discussing with you the business of your company.


                                        Sincerely,



                                        /s/ Robert N. Wildrick
                                        ----------------------
                                        Robert N. Wildrick,
                                        President and Chief Executive Officer

May __, 2006

                          JOS. A. BANK CLOTHIERS, INC.
                                500 HANOVER PIKE
                            HAMPSTEAD, MARYLAND 21074

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  JUNE 23, 2006

TIME AND DATE          10:00 a.m., local time, on June 23, 2006

PLACE                  Our  corporate  offices,  500  Hanover  Pike,  Hampstead,
                       Maryland

ITEMS OF BUSINESS      (1)   To elect two  directors  for terms  expiring at our
                             2009 Annual Meeting of Stockholders, or at such later time as their respective successors have been duly elected and qualified;

                       (2) To ratify the appointment of our registered public accounting firm for the fiscal year ending February 3, 2007;

                       (3) To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 20 million shares to 45 million shares; and

                       (4) To consider such other business as may properly come before the Annual Meeting.

ADJOURNMENTS AND       Any action on the items of business  described  above may
POSTPONEMENTS          be  considered  at the  Annual  Meeting  at the  time and
                       on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE            You are  entitled to vote only if you were a Jos. A. Bank
                       stockholder as of the close of business on  May 17, 2006.

MEETING ADMISSION      You are entitled to attend the Annual Meeting only if you
                       were a Jos. A. Bank stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance.

                       If you are not a stockholder of record but hold shares through a broker, trustee or other nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement dated prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or other nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.

VOTING YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOU MAY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE "QUESTIONS AND ANSWERS" SECTION OF THE PROXY STATEMENT BEGINNING ON PAGE 1 THEREOF AND TO THE INSTRUCTIONS ON THE PROXY OR VOTING INSTRUCTION CARD.


May __, 2006           By order of the Board of Directors,




                       /s/ Charles D. Frazer
                       ---------------------
                       Charles D. Frazer, Secretary

                                [GRAPHIC OMITTED]

                          JOS. A. BANK CLOTHIERS, INC.

                             PROXY STATEMENT FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2006

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:   WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Jos. A. Bank Clothiers, Inc., a Delaware corporation ("Jos. A. Bank" or the "Company"), is providing these proxy materials to you in connection with the Board's solicitation of proxies for our 2006 Annual Meeting of Stockholders (the "Annual Meeting"), which will take place on June 23, 2006. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement and accompanying proxy card are being mailed on or about May __, 2006 to all stockholders entitled to vote at the Annual Meeting.

Q:    WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A: The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and most highly paid executive officers and certain other required information.

Q:   HAS THE  INFORMATION  CONTAINED IN THIS PROXY  STATEMENT  BEEN  ADJUSTED TO
REFLECT THE STOCK DIVIDENDS PREVIOUSLY DISTRIBUTED BY THE COMPANY?

A: The Company has previously distributed three stock dividends: a 50% stock dividend, with a record date of January 30, 2004 and a distribution date of February 18, 2004; a 25% stock dividend, with a record date of July 30, 2004 and a distribution date of August 18, 2004; and a 25% stock dividend, with a record date of January 27, 2006 and a distribution date of February 15, 2006. The three stock dividends are herein collectively referred to as the "Stock Dividends." Except where specifically stated otherwise, all references to shares, earnings per share, options, exercise prices, market prices or values and similar information which may be affected by a stock dividend have been adjusted to reflect the Stock Dividends.

Q:   HOW MAY I OBTAIN  JOS. A.  BANK'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR
ENDED JANUARY 28, 2006?

A: A copy of our Annual Report to Stockholders for the fiscal year ended January 28, 2006 ("Fiscal 2005"), which includes our Annual Report on Form 10-K for Fiscal 2005, is enclosed. We filed our Annual Report on Form 10-K with the Securities and Exchange Commission on April 12, 2006. Our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission can be accessed on our website at www.josbank.com.

Q:    WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: The items of business scheduled to be voted on at the Annual Meeting are:

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

     o The election of two directors for terms expiring at our 2009 Annual Meeting of Stockholders, or at such later time as their respective successors have been duly elected and qualified;

     o    The   ratification  of  the  appointment  of  our  registered   public
          accounting firm for the fiscal year ending February 3, 2007 ("Fiscal 2006"); and

     o The approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 20 million shares to 45 million shares.

We will also consider other business that properly comes before the Annual Meeting.

Q:    HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: Our Board recommends that you vote your shares "FOR" the nominees to the Board; "FOR" the ratification of the appointment of our registered public accounting firm for Fiscal 2006; and "FOR" the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

Q:    WHAT SHARES CAN I VOTE?

A: Each share of Jos. A. Bank's common stock issued and outstanding as of the close of business on May 17, 2006 (the "Record Date") is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee (collectively, a "Broker").

On the Record Date we had approximately 17,997,082 shares of common stock issued and outstanding.

Q:   WHAT IS THE  DIFFERENCE  BETWEEN  HOLDING SHARES AS A STOCKHOLDER OF RECORD
AND AS A BENEFICIAL OWNER?

A: Most of our stockholders hold their shares through a Broker rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

STOCKHOLDER OF RECORD

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company. With respect to such shares, these proxy materials are being sent to you by Jos.
A. Bank. As the stockholder of record, you have the right to grant your voting proxy directly to our designees, Robert N. Wildrick and Charles D. Frazer, or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use.

BENEFICIAL OWNER

You are the  beneficial  owner  of any of your  shares  held by a  Broker.  With
respect  to  such  shares,  these  proxy  materials,   together  with  a  voting
instruction  card, are being forwarded to you by your Broker.  As

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

the beneficial owner, you have the right to direct your Broker how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" or other evidence of your beneficial ownership from your Broker giving you the right to vote the shares at the Annual Meeting. Your Broker has enclosed or provided voting instructions for you to use in directing your Broker how to vote your shares.

Q:    HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the Annual Meeting only if you were a Jos. A. Bank stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 500 Hanover Pike, Hampstead, Maryland 21074.

If you are not a stockholder of record but hold your shares through a Broker (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as a legal proxy, your most recent account statement dated prior to the Record Date, a copy of the voting instruction card provided by your Broker or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Q:    HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy or other evidence of beneficial ownership from your Broker giving you the right to vote the shares. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Q:    HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your Broker. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your Broker.

Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:    CAN I CHANGE MY VOTE?

A: Yes. You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your Broker, or, if you have obtained a legal proxy or other evidence of beneficial ownership from your Broker giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:    WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the Annual Meeting or how to vote or revoke your proxy or if you need additional copies of this Proxy Statement or voting materials, please contact our Investor Relations Department at (410) 239-5900.

Q:    IS MY VOTE CONFIDENTIAL?

A. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Jos. A. Bank or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation.

Q:   HOW MANY SHARES MUST BE PRESENT OR REPRESENTED  TO CONDUCT  BUSINESS AT THE
ANNUAL MEETING?

A: In order to hold and transact business at the Annual Meeting, a majority of outstanding shares of Jos. A. Bank common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:    HOW ARE VOTES COUNTED?

A: In the election of the directors, you may vote "FOR" the nominees or you may "WITHHOLD AUTHORITY" with respect to either or both of the nominees.

For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST."

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (in the case of this Annual Meeting, "FOR" Jos. A. Bank's nominees to the Board; "FOR" the ratification of the selection of our registered public accounting firm; "FOR" the approval of the amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock; and in the discretion of the proxy holders on any other matters that properly come before this Annual Meeting).

Q:    WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect each director. In the election of the

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

directors, the two persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of either director will not be voted with respect to that director, although it will be counted for purposes of determining whether there is a quorum.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of our registered public accounting firm.

The affirmative vote of a majority of the outstanding shares of common stock on the Record Date and entitled to vote is required to approve the amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

If you hold shares beneficially in street name and do not provide your Broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a Broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of the proposal to elect two directors or the proposal to ratify the selection of our registered public accounting firm, assuming that a quorum is obtained. However, broker non-votes will be the equivalent of a vote against the proposal to amend our Restated Certificate of Incorporation.

Q:    WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: We are not aware of any business to be acted upon at the Annual Meeting other than the three items of business described in this Proxy Statement. If you grant a proxy, the persons named as proxy holders, Robert N. Wildrick and Charles D. Frazer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason either or both of our nominees are not available as candidate for director, the persons named as proxy holders will vote your proxy for such other candidate(s) as may be nominated by the independent members of the Board.

Q:    WHO WILL SERVE AS INSPECTOR OF ELECTIONS?

A:    The inspector of elections will be a representative of Jos. A. Bank.

Q:    WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:    HOW MAY I OBTAIN A SEPARATE SET OF VOTING MATERIALS?

A: Securities and Exchange Commission rules permit companies and intermediaries such as Brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some Brokers household

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

proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your Broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your Broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report, please contact our Investor Relations Department at 500 Hanover Pike, Hampstead, Maryland 21074, telephone: (410) 239-5900 and we will promptly deliver the Proxy Statement or Annual Report upon your request.

Q:    WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: Jos. A. Bank is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:    WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the quarter ending July 29, 2006.

Q:   WHAT IS THE  DEADLINE FOR  SUBMITTING  PROPOSALS  FOR  INCLUSION IN JOS. A.
BANK'S PROXY STATEMENT FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS?

A: Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders may present proper proposals for inclusion in our Proxy Statement relating to, and for consideration at, the 2007 Annual Meeting of Stockholders by submitting their proposals to us in a timely manner. Such proposals will be so included if received at our principal executive offices not later than January __, 2007 and if they otherwise comply with the requirements of Rule 14a-8.

Q:   WHAT IS THE DEADLINE TO PROPOSE  ACTIONS FOR  CONSIDERATION  AT NEXT YEAR'S
ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals, including director nominations, for consideration at future stockholder meetings.

NOTICE DEADLINES

In order for a stockholder proposal, including director nominations, to be considered at an Annual Meeting of Stockholders, a timely notice to the Secretary of such proposal and/or nominations must be delivered to or mailed and received at our principal executive offices no later than the date which is 120 calendar days prior to the anniversary date of the previous Annual Meeting of Stockholders, which date for the 2007 Annual Meeting of Stockholders will be February 23, 2007. In the event that the date of the Annual Meeting of Stockholders is advanced by more than 60 days or delayed by more than 90 days from such anniversary, notice by the stockholder to be timely must be so received not earlier than the one hundred twentieth day prior to such Annual Meeting of Stockholders and not later than the close of business on the later of
(1) the sixtieth day prior to such Annual Meeting of Stockholders or (2) the tenth day following the date on which notice of the date of the Annual Meeting of Stockholders was mailed or public disclosure thereof was made, whichever first occurs.

STOCKHOLDERS' PROPOSALS

As to each matter of business the stockholder proposes to bring before the Annual Meeting of Stockholders, the timely notice shall set forth the following:

     o a brief description of the business desired to be brought before the Annual Meeting of Stockholders and the reasons for conducting such business at the Annual Meeting of Stockholders;

     o the name and address, as they appear on our books, of the stockholder proposing such business;

     o the number of shares of our common stock which are beneficially owned by the stockholder;

     o    any material interest of the stockholder in such business; and

     o any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent of a stockholder proposal.

NOMINATION OF DIRECTOR CANDIDATES

To be considered at an Annual Meeting of Stockholders, nominations of persons for election to our Board must be properly brought before an Annual Meeting of Stockholders in accordance with the provisions of our Amended and Restated Bylaws. For a stockholder to properly bring nominations before an Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to our Secretary.

In the case of nominations, the notice shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director the following:

     o    the name, age, business address and residence address of the nominee;

     o    the principal occupation or employment of the nominee;

     o the number of shares of our common stock that are beneficially owned by the nominee;

     o a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming each person or persons) pursuant to which the nominations are to be made by the stockholder; and

     o any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected).

In addition, each stockholder making such nominations, must provide, as to such stockholder:

     o    the stockholder's name and address as they appear on our books;

     o    the number of shares of our common stock which are beneficially owned;
          and

     o    any material arrangement or relationship with each nominee.

COPY OF AMENDED AND RESTATED BYLAW PROVISIONS

You may contact the Secretary of Jos. A. Bank at our principal executive offices for a copy of the relevant provisions of our Amended and Restated Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         The Board consists of six members and is divided into three classes. Each class holds office for a term of three years. This year's nominees for director, Andrew A. Giordano and William E. Herron (individually, a "Director Nominee" and together, the "Director Nominees"), were nominated by the independent members of the Board. The Director Nominees were nominated for re-election to the Board for terms of three years expiring at the 2009 Annual Meeting of Stockholders or at such later time as their respective successors are duly elected and qualified.

         The Director Nominees are currently directors of the Company. If either or both of the Director Nominees should become unavailable for election at the time of the Annual Meeting, the shares represented by the proxies solicited for the Annual Meeting will be voted for such substitute nominee(s) as may be determined by the independent members of the Board. The Board has no reason to expect that either Director Nominee will not be a candidate for director at the Annual Meeting. In the election of directors, you may vote "FOR" the Director Nominees or you may "WITHHOLD AUTHORITY" with respect to either or both of the Director Nominees. Unless a stockholder withholds authority on the proxy card with respect to either or both of the Director Nominees, the shares represented by the accompanying proxy will be voted "FOR" the election of the Director Nominees.

         The election of a director requires the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the Annual Meeting.

         Certain   information   concerning  the  Director  Nominees  and  those
directors whose terms of office will continue following the Annual Meeting is set forth below.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MR. GIORDANO AND MR. HERRON.

NOMINEES STANDING FOR ELECTION FOR TERMS EXPIRING IN 2009

ANDREW A. GIORDANO has served as one of our directors since 1994 and as our Chairman of the Board since May 1999. He was interim Chief Executive Officer of Jos. A. Bank from May 1999 to October 1999. Mr. Giordano has been the Principal of The Giordano Group, Limited, a diversified consulting firm, since its founding in February 1993. Since 2003, he has also been Chairman of the Board of Mattress Discounters, a privately owned manufacturer and retailer. Mr. Giordano serves as Chairman of the Compensation Committee of Dale Carnegie and Associates, a privately owned provider of personal advancement training, where he has been a Director since 2001. He has also served as a Director of the Navy, Marine Corps Residence Foundation and the Navy Memorial Foundation. Mr. Giordano retired from his position as CEO, Naval Supply Systems Command and Chief of the Navy Supply Corps with the rank of Rear Admiral.

WILLIAM E. HERRON was appointed to our Board effective April 1, 2005. Since January 2002, Mr. Herron has been self-employed as a strategic consultant to companies seeking to initiate business with the federal government. From 1982 through December 2001, Mr. Herron was a partner in Arthur Andersen, having served in its Accounting and Audit practice from 1982 until 1994 and in its Business Consulting practice from 1995 until 2001. Among his other duties with Arthur Andersen, Mr. Herron was the Managing Partner of the firm's Office of Government Services. Mr. Herron was a licensed CPA for over 30 years and is a current member of the American Institute of Certified Public Accountants and Pennsylvania Institute of Certified Public Accountants. He has served on the boards of directors of several privately held companies including the position of chair of an audit committee. He has been active for over 25 years on boards of civic and charitable institutions. Mr. Herron is a retired Rear Admiral from the U.S. Naval Reserve.

DIRECTORS WHOSE TERMS EXPIRES IN 2007

GARY S. GLADSTEIN is an independent investor and has been a Senior Consultant to Soros Fund Management LLC, an investment advisory firm, since January 2000. From 1989 to December 1999, he was a Managing Director and the Chief Operating Officer of Soros Fund Management LLC. Mr. Gladstein is a Director of Mueller Industries, Inc. (NYSE: MLI) and Cresud Sociaedad Anonima Comercial, Inmobiliaria, Financiera Y Agropecuaria (NASD: CRESY). Mr. Gladstein is a director of several private companies and not-for-profit organizations including the University of Connecticut Foundation, The Samuel Waxman Cancer Research Foundation at Mt. Sinai Hospital, The Abraham Fund Initiatives, The Hebrew Free Loan Association and the National Sleep Research Foundation.

SIDNEY H. RITMAN was appointed to our Board effective July 29, 2005. In March 1999, Mr. Ritman founded, and has since been the owner and operator of, Toni Industries, Inc., an importer of women's clothing under the Giorgio San Angelo and other brand labels. Mr. Ritman has an extensive background in international sourcing for U.S. and European apparel retailers, including fifteen years in residence in Hong Kong as the founder and Director of Armstrong Industries, Ltd., a sourcing agent which had offices in seven countries. In 1987, Mr. Ritman sold Armstrong to Colby-Stanton International, a Hong Kong buying group, for which Mr. Ritman served as a director until 1997. Mr. Ritman is a former trustee of Rollins College, Winter Park, Florida and The Brunswick School, Greenwich, Connecticut. Mr. Ritman is a former United States Marine Corps officer, having served on active duty and in the Marine Forces Reserve for nine years.


DIRECTORS WHOSE TERMS EXPIRE IN 2008

DAVID A. PREISER has served as one of our directors since 1990. Mr. Preiser is a Senior Managing Director of Houlihan Lokey Howard & Zukin, Inc. ("Houlihan Lokey") and has been a member of that firm since February, 1991. Among his duties at Houlihan Lokey, Mr. Preiser has served as the Chairman of Houlihan Lokey Howard & Zukin (Europe) since December 2004 and as Managing Partner of Sunrise Capital Partners, a private equity fund affiliated with Houlihan Lokey, since the inception of the fund in December 1998. In addition, he has served on the investment committee and as managing member of various Houlihan Lokey direct investment vehicles involving a variety of debt and equity instruments. As of January 3, 2006, Houlihan Lokey became an affiliate of Orix Corp (NYSE: IX), through the acquisition by an affiliate of Orix of a controlling interest in Houlihan

Lokey. Mr. Preiser is a director of NVR, Inc. (AMEX: NVR); Tremisis Energy Acquisition Corporation (NASD: TEGY); and several Sunrise and Houlihan Lokey portfolio companies.

ROBERT N. WILDRICK has served as one of our directors since 1994, as our Chief Executive Officer since November 1999 and as our President since December 1999. Mr. Wildrick was Director, President and Chief Executive Officer of Venture Stores, Inc., a publicly traded family value retailer, from April 1995 to May 1998 and was Chairman of its board of directors from January 1996 to May 1998. From 1976 to April 1995, Mr. Wildrick was employed by Belk Stores Services, a retailing company, in various capacities, including Corporate Executive Vice President for Merchandise and Sales Promotion, Chief Merchandising Officer, Senior Vice President (Corporate) and General Manager. Mr. Wildrick currently serves on the boards of directors of the Greater Baltimore Alliance and the Pride of Baltimore. Mr. Wildrick is a former member of the board of directors and the executive committee of The Fashion Association and a former member of the board of directors of Goodwill Industries International, Inc.

Board Independence

         The Board has determined that each of Messrs. Giordano, Gladstein, Herron, Preiser and Ritman (individually, an "Independent Director" and collectively, the "Independent Directors") is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards (the "Nasdaq Rules"). During each Board meeting held in Fiscal 2005, the Independent Directors met in executive session in accordance with Rule 4350(c)(2) of the Nasdaq Rules.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has a standing Audit Committee, Compensation Committee and Incentive Plan Committee. The following lists the primary responsibilities of each of these committees and their members.

         AUDIT COMMITTEE

         The Audit Committee, comprised of Messrs. Giordano, Gladstein and Herron (Chairman), assists the Board with the oversight of: (1) the integrity of our financial statements; (2) the qualifications and independence of our registered public accounting firm; (3) the performance of our registered public accounting firm; (4) the adequacy of our systems of internal accounting and financial controls; and (5) our compliance with ethics policies and legal and regulatory requirements. During each Audit Committee meeting held in Fiscal 2005, the Audit Committee met with our registered public accounting firm in executive session outside the presence of management.

         The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered public accounting firm (including resolution of disagreements between management and our registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our registered public accounting firm reports directly to the Audit Committee. The Audit Committee has the authority, to the extent it deems necessary or appropriate to carry out its duties, to retain independent legal, accounting or other advisors. We cover all payments to these independent advisors. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         The Board has determined that Mr. Herron is an "audit committee financial expert," as such term is defined in Item 401(h) of Regulation S-K. All members of the Audit Committee are independent directors as defined in Rule 4200(a)(15) of the Nasdaq Rules and Rule 10A-3 of the Exchange Act.

         The Audit Committee operates pursuant to a charter, which has been duly adopted by the Board. A copy of the charter was attached to our Proxy Statement for our 2003 Annual Meeting of Stockholders.

         COMPENSATION COMMITTEE

         The Compensation Committee, comprised of Messrs. Giordano, Preiser (Chairman) and Ritman, all of whom are independent directors, determines the compensation of the Chief Executive Officer and other executive officers of the Company in accordance with Rule 4350(c)(3) of the Nasdaq Rules; and may advise the Board, or take other action, on other matters of compensation.

         INCENTIVE PLAN COMMITTEE

         The Incentive Plan Committee, comprised of Messrs. Gladstein and Preiser, administers the Company's 1994 Incentive Plan and 2002 Incentive Plan (the "Incentive Plans"). Since awards have been granted with respect to all shares reserved under the Incentive Plans, the Incentive Plan Committee is currently inactive.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

         The Board held four meetings and acted by unanimous written consent twice during Fiscal 2005. The Audit Committee held seven meetings during Fiscal 2005. The Compensation Committee held three meetings during Fiscal 2005. The Incentive Plan Committee did not meet during Fiscal 2005. Each director attended or participated in 75% or more of (a) the meetings of the Board and (b) the meetings held by all committees of the Board on which such director served during Fiscal 2005.

         While the Board has not adopted a formal policy regarding director attendance at annual meetings of stockholders, the Board typically schedules one of its quarterly meetings on the day of each annual meeting of stockholders. Our directors, therefore, are encouraged to and typically do attend the annual meeting of stockholders. All of our then-sitting directors (including the 2005 director nominees) were present at the 2005 Annual Meeting of Stockholders held on June 24, 2005.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

         Stockholders may communicate with the Board by sending a letter to Jos.
A. Bank Clothiers, Inc. Board of Directors c/o General Counsel, 500 Hanover Pike, Hampstead, Maryland 21074. The General Counsel will receive the correspondence and forward it to the Chairman of the Board, the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the General Counsel has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

CONSIDERATION OF DIRECTOR NOMINEES

         We do not have a standing nominating committee. The Board believes that the current size of our Board does not necessitate a separate nominating committee or a separate charter relating to the Board's nomination process. As permitted by Rule 4350(c)(4) of the Nasdaq Rules, the Independent Directors nominated the Director Nominees.

         DIRECTOR QUALIFICATIONS

         The Board does not believe that it is in our best interests to establish rigid criteria for the selection of prospective director nominees. Rather, the Board recognizes that the challenges and needs we face will change over time and, accordingly, believes that the selection of prospective director nominees should be based on skill sets relevant to the issues we face or are likely to face at the time of nomination. At the same time, the Board strongly believes that we will benefit from a diversity of background and experience on the Board and therefore seeks prospective director nominees who, in addition to general management experience and business knowledge, possess an expertise in one or more of the following areas: retail, finance, international business, investment banking, corporate governance, financial control systems, risk assessment and investor relations. In addition, there are certain general attributes that the Board believes all prospective director nominees must possess in order to be recommended to the Board of Directors, including:

         o     a commitment to ethics and integrity;

         o     a commitment to personal and organizational accountability;

         o a history of achievement that reflects superior standards for themselves and others; and

         o an ability to take tough positions while, at the same time, being respectful of the opinions of others and working collaboratively.

         IDENTIFYING AND EVALUATING PROSPECTIVE DIRECTOR NOMINEES

         The Board uses a variety of methods for identifying nominees for director. Prospective director nominees may come to the attention of the Board through current directors, professional search firms, stockholders or other persons.

         The Independent Directors will evaluate all prospective director nominees, including those recommended by stockholders, in the same manner. Generally, prospective director nominees will be evaluated at special meetings of the Independent Directors. The Independent Directors will make an initial determination as to whether to conduct a full evaluation of the prospective director nominee based upon various factors, including, but not limited to: (1) the information submitted with the nomination, (2) the Board's own knowledge of the prospective director nominee, (3) the current size of the Board and any anticipated vacancies or needs and (4) whether the prospective director nominee can satisfy any specific minimum qualifications established by the Independent Directors. The Independent Directors may then decide to do a comprehensive evaluation of a prospective director nominee. The Independent Directors may also choose to interview the candidate.

         STOCKHOLDER NOMINEES

         The Board's policy is to consider prospective director nominations properly submitted by a stockholder. For a description of the process for nominating directors in accordance with our Amended and Restated Bylaws, see "What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as directors?" in the "Questions and Answers" section of this Proxy Statement. No stockholder has submitted a nominee for consideration by the Board in connection with the Annual Meeting.

              DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

BOARD AND COMMITTEE FEES

         Each Independent Director receives an annual retainer of $20,000. Each committee chair receives an additional annual retainer of $25,000 and our Chairman and Lead Independent Director receives an additional annual retainer of $60,000. Each Independent Director also receives (a) attendance fees of $2,500 per Board meeting and $1,000 per Committee meeting and (b) reimbursement for an annual acquisition of our common stock having a market value of $15,000 as of the time of acquisition, plus actual brokerage fees incurred. One-half of the usual meeting attendance fee (i.e., $1,250 and $500, respectively) is paid to each Independent Director for participation in each telephonic Board or Committee meeting. All directors are reimbursed for actual out-of-pocket expenses incurred by them in connection with their attending meetings of the Board or of a Committee.

OPTION GRANTS

         ELIGIBILITY TO RECEIVE OPTION GRANTS IS SUBJECT IN ALL RESPECTS TO THE AVAILABILITY OF SHARES RESERVED UNDER THE INCENTIVE PLANS. AWARDS HAVE BEEN GRANTED WITH RESPECT TO ALL SHARES RESERVED UNDER THE INCENTIVE PLANS. THEREFORE, NO FURTHER FORMULA AWARDS (AS DESCRIBED BELOW) UNDER THE INCENTIVE PLANS CAN BE GRANTED UNLESS SHARES BECOME AVAILABLE AS A RESULT OF THE FORFEITURE OF EXISTING OPTIONS.

         Our Independent Directors are eligible to receive option grants under the Incentive Plans. Both plans provide for an adjustment of options and the exercise price per share of options in the event that we effect a stock dividend. All references to options in this section have been adjusted to reflect the Stock Dividends.

         Under our 1994 Incentive Plan, Messrs. Giordano, Gladstein, Preiser and Wildrick received an option to purchase up to 46,875 shares of common stock at an exercise price equal to the fair market price of a share of common stock on August 1, 1994, the date of grant (the "1994 Initial Formula Award"). Mr. Wildrick was an independent director at the time of grant. The option vested as to 9,375 shares of common stock on the first day of each year following the grant date until it was fully vested, except that any optionee who failed to attend at least 75% of the Board meetings in any calendar year automatically forfeited the right to exercise such portion of the option that would otherwise have become exercisable on the next following January 1, which portion ceased to have any force or effect. All of the options under the 1994 Initial Formula Award either have vested or were forfeited as of January 1, 1999.

         Also pursuant to the 1994 Incentive Plan, and except as provided below, Messrs. Giordano, Gladstein, Preiser and Wildrick received on or about August 1 of each year an immediately exercisable option to purchase up to 2,343 shares of common stock at an exercise price equal to the fair market price of the common stock on the date of grant (the "1994 Annual Formula Award"; the 1994 Initial Formula Award and the 1994 Annual Formula Award are hereinafter collectively referred to as the "1994 Formula Awards"). Notwithstanding the foregoing, neither Mr. Giordano nor Mr. Wildrick received a 1994 Annual Formula Award at any time they, respectively, served as chief executive officer of the Company. Options granted under the 1994 Formula Awards generally expire and cease to be of any force or effect on the earlier of the tenth anniversary of the date of any such grant or the first anniversary of the date on which an optionee is no longer a member of the Board.

         Messrs. Giordano, Gladstein and Preiser are eligible for annual formula awards pursuant to the 2002 Incentive Plan upon substantially the same terms and conditions as the 1994 Annual Formula Awards. For any particular year, such directors are eligible to receive annual formula awards under either the 1994 Incentive Plan or the 2002 Incentive Plan, but not both. No director received an initial formula award under the 2002 Incentive Plan. No annual formula or other awards were granted to directors in Fiscal 2005.

         PROPOSAL TWO: RATIFICATION OF REGISTERED PUBLIC ACCOUNTING FIRM

CHANGE IN REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG LLP ("KPMG") performed the audit of the financial statements of the Company for the year ended January 31, 2004 ("Fiscal 2003") and issued an unqualified opinion thereon. On April 19, 2004, the Audit Committee notified KPMG that it would not be our registered public accounting firm for Fiscal 2004 and on April 20, 2004 the Audit Committee engaged Ernst & Young LLP ("E&Y") as our registered public accounting firm. Prior to the engagement, an Administrative Law Judge of the Securities and Exchange Commission had issued an Order and Initial Decision IN THE MATTER OF ERNST & YOUNG LLP, File No. 3-10933 (the "Initial Decision"), suspending E&Y from accepting audit engagements for new Commission registrant audit clients for a period of six months from the date that the Initial Decision became effective. E&Y represented to us that the Initial Decision would not prevent the Company from engaging E&Y until it was entered as a final order of the Securities and Exchange Commission. On April 26, 2004, nearly a week after we had engaged E&Y, the Initial Decision became final. The following day, the Office of the Chief Accountant of the Securities and Exchange Commission issued a letter setting forth guiding principles regarding E&Y's suspension. Pursuant to those guiding principles, and subject to certain exceptions, E&Y was prohibited for a term of six months from accepting as a new Commission registrant audit client, INTER ALIA, any entity with which E&Y did not have a continuing audit relationship as of April 16, 2004. Therefore, E&Y could not, consistent with the guiding principles, continue as our registered public accounting firm. As approved by the Audit Committee, on May 12, 2004, we engaged Deloitte & Touche LLP ("Deloitte") as our registered public accounting firm to audit our financial statements for Fiscal 2004.

         During Fiscal 2003 and during the subsequent interim period through April 19, 2004, (a) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its reports; (b) there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K; and (c) the Company did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

         The audit reports of KPMG on our consolidated financial statements for Fiscal 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG did not issue any audit reports on our consolidated financial statements for Fiscal 2004.

         During Fiscal 2003 and during the subsequent interim period through May 12, 2004, (a) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to E&Y's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its reports; (b) there were no reportable events, as listed in
Item 304(a)(1)(v) of Regulation S-K; and (c) the Company did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

         E&Y did not issue any audit reports on our consolidated financial statements for Fiscal 2003 or Fiscal 2004.

RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP

         The Audit Committee appointed Deloitte to serve as our registered public accounting firm for Fiscal 2006. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required to ratify the selection of Deloitte.

         In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our stockholders.

         Representatives of Deloitte are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

FEES BILLED TO THE COMPANY BY PRINCIPAL ACCOUNTANT

         The following table sets forth the aggregate fees billed by our Principal Accountant for the stated fiscal year:

                                     KPMG             KPMG             DELOITTE          DELOITTE
      -----------------           -----------      -----------       -----------        -----------
      TYPE OF FEE                 FISCAL 2002      FISCAL 2003       FISCAL 2004        FISCAL 2005
      -----------------           -----------      -----------       -----------        -----------
      Audit Fees                    $145,000       $105,000         $1,089,347 (1)      $759,713 (1)
      Audit-Related Fees            $ 26,200 (2)   $ 11,000 (2)     $   40,520 (3)      $ 37,934 (3)
      Tax Fees                      $ 23,495 (4)   $ 77,500 (4)     $   20,197 (5)      $ 49,021 (5)
      All Other Fees                   --          $ 13,600 (6)     $  381,397 (7)          --
      --------------                --------       --------         ----------          --------
      Total Fees                    $194,695       $207,100         $1,531,461          $846,668
      ===========                   ========       ========         ==========          ========

-----------------

         (1) Deloitte's audit fees represent the aggregate fees billed for the stated fiscal year for professional services rendered by Deloitte for the audit of the Company's annual financial statement and review of financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal year. Included in the audit fees for Fiscal 2004 are Deloitte's fees in connection with the restatement of our financial statements for Fiscal 2003 and fiscal 2002 (the year ended February 1, 2003). Included in the audit fees for each fiscal year are Deloitte's fees in connection with its attestation report on the Company's assessment, and an opinion on the effectiveness, of the Company's internal control over financial reporting.

         (2) KPMG's audit-related fees represent fees for assurance and related services that are related to accounting consultations and consultations concerning financial accounting and reporting standards, internal control reviews and attest services that are not required by statute or regulation.

         (3) Deloitte's audit-related fees represent the aggregate fees billed for the stated fiscal year for assurance and related services by Deloitte that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported as Audit Fees. Included in audit-related fees billed for Fiscal 2005 and Fiscal 2004 are Deloitte's fees in connection with limited scope audits for our two retirement plans. Included in audit-related fees billed for Fiscal 2004 are Deloitte's fees in connection with an SEC review letter.

         (4) KPMG's tax fees are fees for tax compliance, tax advice and tax planning.

         (5) Deloitte's tax fees represent the aggregate fees billed for the stated fiscal year for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.

         (6) KPMG's other fees include fees for financial information systems implementation and design, information systems reviews not performed in connection with the audit and information technology consulting services.

         (7) Deloitte's other fees include the aggregate fees billed for the stated fiscal year for products and services provided by Deloitte other than the services reported above. Included in all other fees for Fiscal 2004 are Deloitte's fees in connection with its assistance with the Company's evaluation under Section 404 of the Sarbanes-Oxley Act of 2002.

PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed for the Company by its registered public accounting firm, subject to the DE MINIMIS exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee approved all such services prior to the auditor's engagement for such services during Fiscal 2005.

         RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006.

       PROPOSAL THREE: AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

          The Board has unanimously adopted a resolution to amend the Company's Restated Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of common stock of the Company from 20 million shares to 45 million shares, subject to the approval of the amendment by the stockholders at the Annual Meeting. The increase would be effected by restating the first paragraph of current Article IV of the Certificate to read as follows:

         "The total number of shares of capital stock which the Corporation shall have authority to issue is 45,500,000 shares, of which 45,000,000 shares shall be classified as Common Stock, $.01 par value per share
         (the "Common Stock"), and 500,000 shares shall be classified as Preferred Stock, $1.00 par value per share ("Preferred Stock")."

If approved by the stockholders, the increase in authorized common stock would become effective as soon as reasonably practicable after the Annual Meeting by filing a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The proposed amendment will not affect the existing authorization under the Certificate to issue 500,000 shares of preferred stock.

         The Company has previously distributed three Stock Dividends which are more fully described in the "Questions and Answers" section of this Proxy Statement (i.e., a 50% stock dividend in 2004; a 25% stock dividend in 2004; and a 25% stock dividend in 2006). The Board believes that the proposed amendment will restore the flexibility for issuances of equity that was available to the Board prior to the Stock Dividends, thus providing a sufficient reserve of such shares for the future needs of the Company, such as for future stock dividends, acquisitions or financings. However, the Company has no arrangements, agreements, understandings or plans at the present time to issue additional shares of common stock for any purpose. The proposed additional shares are not required to support the issuance of shares upon the exercise of options under the Incentive Plans, which is the Company's only current obligation with regard to the issuance of additional shares. The proposed additional shares of authorized common stock would be available for issuance in the future, from time to time, by action of the Board without stockholder approval unless otherwise required by law or by a regulation of the NASDAQ National Market, where the Company's common stock is listed.

         The additional shares of common stock would be identical to the shares of common stock now authorized and outstanding and this proposal would not affect the rights of holders of common stock. The issuance of additional shares pursuant to a stock dividend would not dilute the ownership and voting power of then-existing stockholders. Other issuances could be dilutive in such respects and any issuance of additional shares would dilute earnings per share. The holders of the Company's common stock do not have pre-emptive rights to purchase any shares of authorized capital stock of the Company.

         The proposed increase in the number of shares of common stock the Company is authorized to issue is not intended to inhibit a change in control of the Company and the Company does not intend to use such additional shares for anti-takeover purposes. However, the availability for issuance of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of the Company. The Board is not currently aware of any attempt to take over or acquire the Company.

         The Company presently is authorized to issue 20 million shares of common stock. As of the Record Date, approximately 18 million shares of common stock were issued and outstanding. Of the remaining authorized but unissued shares, approximately 621,000 shares are reserved for issuance under the Incentive Plans. Based upon the foregoing, the Company has approximately 1.38 million shares remaining available for other purposes.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE CERTIFICATE.

                                 OTHER BUSINESS

         Except as described in the accompanying Notice of Meeting, the Board knows of no business that will come before the Annual Meeting for action. If any business other than as described in the accompanying Notice of Meeting were to come before the Annual Meeting for action, the persons designated as proxies will have discretionary authority to act in their best judgment.

         The Board encourages you to have your shares voted at the Annual Meeting by signing and returning the enclosed form of proxy. The fact that you will have returned your proxy in advance will in no way affect your right to vote in person should you attend the Annual Meeting. However, by signing and returning the proxy you have assured your representation at the Annual Meeting. Thank you for your cooperation.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following table sets forth our directors and executive officers, their ages and the positions they hold:

NAME                                    AGE        POSITION
----                                    ---        --------

Andrew A. Giordano................      74         Chairman of the Board of Directors
Gary S. Gladstein.................      61         Director
William E. Herron.................      60         Director
David A. Preiser..................      49         Director
Sidney H. Ritman..................      73         Director
Robert N. Wildrick................      61         President, Chief Executive Officer and Director
R. Neal Black.....................      51         Executive Vice President - Merchandising and Marketing
Robert B. Hensley.................      53         Executive Vice President - Stores and Operations
David E. Ullman...................      48         Executive Vice President - Chief Financial Officer and
                                                   Principal Financial and Accounting Officer


INFORMATION CONCERNING EXECUTIVE OFFICERS

FOR INFORMATION REGARDING MR. WILDRICK, SEE THE SECTION OF THIS PROXY STATEMENT ABOVE ENTITLED "DIRECTORS WHOSE TERMS EXPIRE IN 2008."

R. NEAL BLACK has been our Executive Vice President - Merchandising and Marketing since January 2000.

ROBERT B. HENSLEY has been our Executive Vice President-Stores and Operations since December 1999.

DAVID E. ULLMAN has been our Executive Vice President-Chief Financial Officer since September 1995. Mr. Ullman is our Principal Financial and Accounting Officer.

EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning the compensation earned for each of the last three fiscal years by our President and Chief Executive Officer and each of our four other most highly compensated officers. The table includes information for all of our executive officers. The listed individuals are herein referred to as the "Named Executive Officers." All years cited in the following table and accompanying footnotes refer to fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                              ANNUAL COMPENSATION                           COMPENSATION
                                              ---------------------------------------      --------------

                                                                                            SECURITIES
                                     FISCAL                               OTHER ANNUAL      UNDERLYING         ALL OTHER
     NAME AND PRINCIPAL POSITION      YEAR     SALARY        BONUS*       COMPENSATION        OPTIONS        COMPENSATION**
     ---------------------------     ------   ----------   ----------     ------------      -------------    --------------
     Robert N. Wildrick ............  2005    $1,023,885   $2,564,690      $34,248(1)            -               $4,840
     PRESIDENT AND                    2004       782,996    1,960,302       30,659(2)            -                4,920
     CHIEF EXECUTIVE OFFICER          2003       768,000    2,823,750(3)    29,494(4)         150,000             4,920

     R. Neal Black .................  2005    $  369,615   $  488,000      $18,015(5)            -               $4,840
     EXECUTIVE VICE PRESIDENT,        2004       303,846      378,250       16,462(6)            -                4,920
     MERCHANDISING AND MARKETING      2003       288,847      348,000       15,203(7)          37,500             4,920

     Robert B. Hensley..............  2005    $  341,923   $  376,000      $18,365(8)            -               $4,840
     EXECUTIVE VICE PRESIDENT,        2004       303,846      366,250       16,847(9)            -                4,920
     STORES AND OPERATIONS            2003       288,847      348,000       15,927(10)         37,500             4,920

     David E. Ullman................  2005    $  292,308   $  380,000      $15,228(11)           -               $4,840
     EXECUTIVE VICE PRESIDENT,        2004       258,462      318,000       13,664(12)           -                4,920
     CHIEF FINANCIAL OFFICER          2003       238,846      288,000       12,891(13)         37,500             4,920

     Jerry L. DeBoer................  2005    $  228,154   $  220,000      $14,011(14)           -               $4,840
     SENIOR VICE PRESIDENT,           2004       205,539      180,000       12,579(15)           -                3,717
     MARKETING                        2003       198,462      150,000       11,235(16)         22,500             3,717


The Summary Compensation Table above excludes certain annual compensation in the form of perquisites and other personal benefits where the aggregate amount of such annual compensation does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for each Named Executive Officer.

*Amounts in the "Bonus" column represent bonuses attributable to performance in the stated fiscal year, but are generally paid in the next following fiscal year. In accordance with his employment agreement, Mr. Wildrick received progress payments on his Fiscal 2004 and Fiscal 2005 bonuses during stated fiscal years.

**All Other  Compensation  represents our  contribution  to the Named  Executive
  Officers' 401(k) retirement accounts.

(1) Mr. Wildrick's other annual compensation for Fiscal 2005 consists of payments for certain insurance premiums ($13,248) and an allowance for automobile and other expenses ($21,000).

(2) Mr. Wildrick's other annual compensation for Fiscal 2004 consists of payments for certain insurance premiums ($9,659) and an allowance for automobile and other expenses ($21,000).

(3) The amount listed includes a $900,000 extension bonus paid to Mr. Wildrick in connection with the extension of his employment agreement for an additional four year term ending January 31, 2009. Without the extension, Mr. Wildrick's employment agreement would have expired January 29, 2005 and Mr. Wildrick would have been entitled to severance in the amount of $900,000. Mr. Wildrick's amended employment agreement does not provide for severance upon expiration of the employment term.

(4) Mr. Wildrick's other annual compensation for Fiscal 2003 consists of payments for certain insurance premiums ($8,494) and an allowance for automobile and other expenses ($21,000).

(5) Mr. Black's other annual compensation for Fiscal 2005 consists of payments for certain insurance premiums ($8,415) and an automobile allowance ($9,600).

(6) Mr. Black's other annual compensation for Fiscal 2004 consists of payments for certain insurance premiums ($6,862) and an automobile allowance ($9,600).

(7) Mr. Black's other annual compensation for Fiscal 2003 consists of payments for certain insurance premiums ($5,603) and an automobile allowance ($9,600).

(8)  Mr.  Hensley's  other  annual  compensation  for Fiscal  2005  consists  of
     payments  for  certain  insurance   premiums  ($8,765)  and  an  automobile
     allowance ($9,600).

(9)  Mr.  Hensley's  other  annual  compensation  for Fiscal  2004  consists  of
     payments  for  certain  insurance   premiums  ($7,432)  and  an  automobile
     allowance ($9,415).

(10) Mr.  Hensley's  other  annual  compensation  for Fiscal  2003  consists  of
     payments  for  certain  insurance   premiums  ($6,327)  and  an  automobile
     allowance ($9,600).

(11) Mr. Ullman's other annual compensation for Fiscal 2005 consists of payments for certain insurance premiums ($7,462) and the taxable value of the personal use of a Company car ($7,766).

(12) Mr. Ullman's other annual compensation for Fiscal 2004 consists of payments for certain insurance premiums ($6,362) and the taxable value of the personal use of a Company car ($7,302).

(13) Mr. Ullman's other annual compensation for Fiscal 2003 consists of payments for certain insurance premiums ($5,308) and the taxable value of the personal use of a Company car ($7,583).

(14) Mr. DeBoer's other annual compensation for Fiscal 2005 consists of payments for certain insurance premiums ($9,811) and an automobile allowance ($4,200).

(15) Mr. DeBoer's other annual compensation for Fiscal 2004 consists of payments for certain insurance premiums ($8,379) and an automobile allowance ($4,200).

(16) Mr. DeBoer's other annual compensation for Fiscal 2003 consists of payments for certain insurance premiums ($7,035) and an automobile allowance ($4,200).

STOCK OPTION GRANTS

         No stock option grants or stock appreciation rights were granted to the Named Executive Officers during Fiscal 2005.

OPTION EXERCISE AND YEAR-END VALUES

         The following table provides information with respect to the Named Executive Officers concerning the exercise of options during Fiscal 2005 and unexercised options held by them as of the end of that fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SHARES UNDERLYING         VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                              SHARES                             FISCAL YEAR END               JANUARY 27, 2006(2)
                           ACQUIRED ON           VALUE     -----------------------------  -----------------------------
          NAME             EXERCISE (#)       REALIZED(1)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
-----------------------  --------------      ------------- ------------- ---------------  ------------- ---------------
Robert N. Wildrick......     139,844          $3,840,271       713,279          -          $21,585,310         -
R. Neal Black...........           -                   -       108,455          -          $ 3,757,747         -
Robert B. Hensley.......     100,781          $2,564,597        58,593          -          $ 1,773,194         -
David E. Ullman.........     120,313          $2,449,180       114,061          -          $ 3,762,703         -
Jerry L. DeBoer.........      44,531          $  863,771             -          -                    -         -

---------------

(1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

(2) Based upon the market price of $40.14 per share, determined on the basis of the closing selling price per share of our common stock on the NASDAQ National Market on January 27, 2006, less the option exercise price payable per share. January 27, 2006 was the last trading day prior to the end of Fiscal 2005.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

         The Company applies a consistent philosophy to compensation for all employees, including executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and stockholders.

         The Compensation Committee determines the compensation of the Chief Executive Officer and other executive officers of the Company in accordance with Rule 4350(c)(3) of the Nasdaq Rules; and may advise the Board, or take other action, on other matters of compensation.

         COMPENSATION PHILOSOPHY

         The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward senior management who contribute to the long-term success of the Company. To achieve these goals, the Company's executive compensation program is composed of cash-based compensation (in the form of base salaries and bonuses) and, from time to time, equity-based compensation (in the form of stock option grants). Awards have been granted with respect to all shares reserved under the Incentive Plans. Therefore, no further awards can be granted under the Incentive Plans unless shares become available as a result of the forfeiture of existing options. Having a compensation program that allows the Company to successfully attract and retain key employees permits the Company to enhance stockholder value, foster innovation and teamwork and adequately reward employees.

         The  Company  has  established   the  following   principles  to  guide
development of the Company's compensation program and to provide a framework for compensation decisions:

         o provide a total compensation package that will attract the best talent to the Company, motivate individuals to perform at their highest levels, reward outstanding performance and retain executives whose skills are critical for building long-term stockholder value; and

         o establish for senior management annual incentives that are directly tied to the overall financial performance of the Company.

         BONUS PLANS

         During Fiscal 2005, certain of the Company's officers and key managers were included in the Fiscal 2005 Basic Bonus Plan (the "Basic Bonus Plan"). Maximum potential awards under the Basic Bonus Plan ranged from 10% to 65% of the participants' fiscal year-end base salaries. The Basic Bonus Plan established (a) two goals for Company earnings per share after payment of bonuses (the "Company's EPS"), which were uniform for all Basic Bonus Plan participants (the "EPS Goals"); and (b) goals for departmental/individual performance, which varied with each Basic Bonus Plan participant (the "Performance Goals"). No bonus was payable to any Basic Bonus Plan participant unless the Company's EPS were at least equal to the first EPS Goal (regardless of whether such participant satisfied his/her Performance Goals). The maximum potential award was to be paid to any Basic Bonus Plan participant if the Company's EPS were at least equal to the second (higher) EPS Goal and such participant satisfied all of his/her Performance Goals.

         The Committee found it to be in the best interest of stockholders to encourage and reward exceptional performance of the Company by establishing for the senior management of the Company an additional bonus plan (the "Incentive Bonus Plan"). If an eligible participant receives a bonus under the Incentive Bonus Plan, no bonus is payable to such participant under the Basic Bonus Plan. Maximum potential awards under the Incentive Bonus Plan ranged from 100% to 130% of the participants' fiscal year-end base salaries. The Incentive Bonus Plan establishes a third goal for Company's EPS (the "Incentive EPS Goal"), which is higher than the second EPS Goal under the Basic Bonus Plan. No bonus is payable under the Incentive Bonus Plan unless the Company's EPS were at least equal to the Incentive EPS Goal (regardless of whether any participant satisfied his/her Performance Goals). The maximum potential award is to be paid to any Incentive Bonus Plan participant if the Company's EPS were at least equal to the Incentive EPS Goal and such participant satisfied all of his/her Performance Goals.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         During Fiscal 2005, pursuant to his employment agreement, Mr. Wildrick received a base salary of $1,025,876 and an allowance of $1,750 per month for his car and other expenses. The Company's EPS in Fiscal 2005 were a record $1.95 per diluted share. The employment agreement between the Company and Mr. Wildrick entitles Mr. Wildrick to a bonus of up to 250% of his base salary upon achievement by the Company of certain specified earnings per share goals established for each year of his employment agreement. Having reviewed the Company's performance in Fiscal 2005, the Committee determined that Mr. Wildrick was entitled to the payment of a bonus in the amount of $2,564,690, which was the maximum amount payable under his employment agreement.

                             Compensation Committee:
                           David A. Preiser (Chairman)
                               Andrew A. Giordano
                                Sidney H. Ritman

        INCENTIVE PLAN COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

         The executive officers of the Company, as well as all employees of the Company, are eligible, but not entitled (except as otherwise set forth in any applicable employment agreement) to participate in the Incentive Plans. The purpose of the Incentive Plans is to provide additional incentives to employees to maximize stockholder value by aligning more closely the employees' and stockholders' interests through employee stock ownership. The Incentive Plans use long-term vesting periods to encourage key employees to continue in the employ of the Company. The Incentive Plan Committee administers the Incentive Plans.

         Subject to the terms and conditions of the Incentive Plans, the Incentive Plan Committee has the authority to determine those individuals to whom stock options are awarded, the terms upon which option grants are made and the number of shares subject to each option. Consistent with the Company's compensation philosophy as set forth above in the Compensation Committee report, the Incentive Plan Committee selects as recipients of discretionary awards under the Incentive Plans those employees, officers, directors and consultants whose performance it determines significantly promotes the success of the Company, thereby enhancing stockholder value. The Incentive Plan Committee also has the authority to interpret and determine all questions of policy with respect to the Incentive Plans and grants thereunder and to adopt rules, regulations, agreements and instruments deemed necessary for the proper administration of the Incentive Plans.

         Since awards have been granted with respect to all shares reserved under the Incentive Plans, the Incentive Plan Committee is currently inactive.

                            Incentive Plan Committee:
                           David A. Preiser (Chairman)
                                Gary S. Gladstein

EXECUTIVE EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with each of the Named Executive Officers. The options granted under the respective employment agreements discussed below are as set forth in such employment agreements. Neither the number of options nor their exercise prices have been adjusted to reflect the Stock Dividends.

ROBERT N. WILDRICK

         Mr. Wildrick is employed as the Company's Chief Executive Officer pursuant to an amended employment agreement that expires on January 31, 2009. Mr. Wildrick currently receives an annual base salary of $1,066,911 and is eligible to receive a bonus pursuant to his employment agreement of up to 250% of his base salary. Payment of the annual bonus is conditioned upon the Company achieving certain earnings per share as established pursuant to the employment agreement. As approved by the Compensation Committee in Mr. Wildrick's amended employment agreement, effective October 3, 2003, the Company granted to Mr. Wildrick an immediately vested option to purchase 150,000 shares of common stock at an exercise price of $30.093 per share. Mr. Wildrick received an extension bonus of $900,000 in connection with the extension of his employment agreement for an additional four year term ending January 31, 2009. Without the extension, Mr. Wildrick's employment agreement would have expired January 29, 2005 and Mr. Wildrick would have been entitled to severance in the amount of $900,000. Mr. Wildrick's amended employment agreement does not provide for severance upon expiration of the employment term. The Company or Mr. Wildrick may terminate the employment agreement without cause or good reason upon sixty days written notice. The Company may terminate the employment agreement for cause. Mr. Wildrick may terminate the employment agreement for good reason or upon a change in control of the Company. In addition to any prorated bonus to which Mr. Wildrick may be entitled, he will be entitled to termination compensation of (a) $1,500,000, if the Company terminates the employment agreement without cause or if Mr. Wildrick terminates the employment agreement for good reason; or (b) $1,800,000, if the Company terminates the employment agreement within 90 days following a change in control of the Company or if Mr. Wildrick terminates the employment agreement upon a change in control of the Company. Mr. Wildrick will be subject to certain non-compete restrictions following the term of his employment with the Company.

R. NEAL BLACK

         Mr. Black is employed as the Company's Executive Vice President for Merchandising and Marketing pursuant to an amended employment agreement that expires on January 31, 2008. Mr. Black currently receives an annual base salary of $500,000. Mr. Black is currently eligible to receive a bonus under the Basic Bonus Plan of $250,000 or, in lieu thereof, a bonus under the Incentive Bonus Plan of up to $400,000. If Mr. Black's employment is terminated by the Company without cause or if Mr. Black resigns for good reason, or if Mr. Black's employment agreement expires without the Company having offered him at least a one year renewal or extension of the employment period on its then current terms, Mr. Black will be entitled to receive termination compensation equal to his base salary for a period of twelve (12) months following the date of termination plus a prorated portion of the bonus for the then current bonus year. Mr. Black will be subject to certain non-compete restrictions following the term of his employment with the Company.

ROBERT B. HENSLEY

         Mr. Hensley is employed as the Company's Executive Vice President for Stores and Operations pursuant to an amended employment agreement that expires on January 31, 2008. Mr. Hensley currently receives an annual base salary of $395,000. Mr. Hensley is currently eligible to receive a bonus under the Basic Bonus Plan of up to $197,500 or, in lieu thereof, a bonus under the Incentive Bonus Plan of up to $355,000. If Mr. Hensley's employment is terminated by the Company without cause or if Mr. Hensley resigns for good reason, or if Mr. Hensley's employment agreement expires without the Company having offered him at least a one year renewal or extension of the employment period on its then current terms, Mr. Hensley will be entitled to receive termination compensation equal to his base salary for a period of twelve (12) months following the date of termination plus a prorated portion of the bonus for the then current bonus year. Mr. Hensley will be subject to certain non-compete restrictions following the term of his employment with the Company.

DAVID E. ULLMAN

         Mr. Ullman is employed as the Company's Executive Vice President- Chief Financial Officer pursuant to an amended and restated employment agreement that expires on January 31, 2008. Mr. Ullman currently receives an annual base salary of $375,000. Mr. Ullman is currently eligible to receive a bonus under the Basic Bonus Plan of up to $187,500 or, in lieu thereof, a bonus under the Incentive Bonus Plan of up to $325,000. If Mr. Ullman's employment is terminated by the Company without cause or if Mr. Ullman resigns for good reason, or if Mr. Ullman's employment agreement expires without the Company having offered him at least a one year renewal or extension of the employment period on its then current terms, Mr. Ullman will be entitled to receive termination compensation equal to his base salary for a period of eighteen (18) months following the date of termination plus a prorated portion of the bonus for the then current bonus year. Mr. Ullman will be subject to certain non-compete restrictions following his term of employment with the Company.

JERRY L. DEBOER

         Mr. DeBoer is employed as the Company's Senior Vice President for Marketing pursuant to a letter agreement dated November 20, 2000. Mr. DeBoer currently receives a base salary of $236,900. Mr. DeBoer is currently eligible to receive a bonus under the Basic Bonus Plan of up to $94,760 or, in lieu thereof, a bonus under the Incentive Bonus Plan of up to $238,100. Under the terms of the letter agreement, Mr. DeBoer's employment with the Company may be terminated at any time either by the Company or Mr. DeBoer. In the event Mr. DeBoer's employment with the Company ends due to reasons other than voluntary resignation or for cause, Mr. DeBoer will be entitled to receive termination compensation equal to his base salary for a period of twelve (12) months following the date of termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During Fiscal 2005, no interlocking relationship existed between the members of our Compensation Committee and the board of directors or compensation committee of any other company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the Record Date by (1) each Named Executive Officer, (2) each director, (3) all directors and executive officers as a group, and (4) each person (or group) that beneficially owns more than 5% of our common stock. Unless otherwise indicated, each of the stockholders can be reached at our principal executive offices located at 500 Hanover Pike, Hampstead, Maryland 21074.

                                                                                 Shares Beneficially Owned*
                                                                            --------------------------------------
                                                                                Number              Percent

R. Neal Black (1)..................................................             149,624               **
Jerry DeBoer (2) ..................................................               7,669               **
Robert B. Hensley (3)..............................................              89,764               **
David E. Ullman (4)................................................             164,061               **
Robert N. Wildrick ................................................             292,968              1.63%
Andrew A. Giordano (5) ............................................              92,810               **
Gary S. Gladstein (6)..............................................             130,504               **
William E. Herron (7)..............................................              12,925               **
David A. Preiser (8)...............................................             120,396               **
Sidney H. Ritman ..................................................               2,500               **
Buckingham Capital Management Incorporated (9) ....................           1,360,545              7.56%
Munder Capital Management (10) ....................................             995,708              5.53%
All directors and executive officers as a group (9 persons) (11) ..           1,055,552              5.70%

---------------------

* If indicated by footnote, the number of shares beneficially owned includes shares of our common stock issuable upon the exercise of all options exercisable within 60 days of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. Percentage ownership is calculated based on 17,997,082 shares of our common stock outstanding as of the Record Date. To our knowledge and based on reviews of Forms 4 and Schedules 13D and Schedules 13G filed with the Securities and Exchange Commission, except as disclosed in this table, no other stockholder beneficially owned more than 5% of the outstanding shares of common stock as of the Record Date.

**       Represents less than 1%.

(1) Mr. Black's shares include currently exercisable options to purchase 108,453 shares of common stock.

(2) Mr. DeBoer's shares include an indirect beneficial interest in 168 shares of common stock held by his son.

(3) Mr. Hensley's shares include currently exercisable options to purchase 58,593 shares of common stock.

(4) Mr. Ullman's shares include currently exercisable options to purchase 114,061 shares of common stock.

(5) Mr. Giordano's shares include currently exercisable options to purchase 61,560 shares of common stock.

(6)      Mr.  Gladstein's  shares  include  currently   exercisable  options  to
         purchase 77,961 shares of common stock.

(7) Mr. Herron's shares include currently exercisable options to purchase 12,500 shares of common stock.

(8) Mr. Preiser's shares include currently exercisable options to purchase 75,618 shares of common stock.

(9) Based on information set forth in Schedule 13G filed with the Securities and Exchange Commission on February 10, 2006, by Buckingham Capital Management Incorporated, the principal business address of Buckingham Capital Management Incorporated is 750 Third Avenue, Sixth Floor, New York, New York 10017.

(10) Based on information set forth in Schedule 13G filed with the Securities and Exchange Commission on March 30, 2006, by Munder Capital Management ("Munder"), while Munder is the beneficial owner of the shares of the common stock of Jos. A. Bank, Munder is the beneficial owner of such stock on behalf of numerous clients who have the right to receive and the power to direct receipt of dividends from, or the proceeds of the sale of, such common stock. No such client has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, more than 5% of such common stock. The principal business address of Munder is Munder Capital Center, 480 Pierce Street, Birmingham, MI 48009.

(11)     Includes: R. Neal Black, Andrew A. Giordano, Gary S. Gladstein,  Robert
         B. Hensley, William E. Herron, David A. Preiser, Sidney H. Ritman, David E. Ullman and Robert N. Wildrick.

PERFORMANCE GRAPH

         The graph below compares changes in the cumulative total stockholder return (change in stock price plus reinvested dividends) for the period from February 2, 2001 through January 27, 2006 of an initial investment of $100 invested in (a) Jos. A. Bank's common stock, (b) the Total Return Index for the NASDAQ Stock Market (U.S.) (NASDAQ U.S.) and (c) the Total Return Index for NASDAQ Retail Trade Stocks (NASDAQ Retail). The measurement date for each point on the graph is the last trading day of the fiscal year noted on the horizontal axis. Total Return Index values are provided by NASDAQ and prepared by the Center for Research in Security Prices at the University of Chicago. The stock price performance is not included to forecast or indicate future price performance.

               [Data below represents line chart in printed piece]

                    Fiscal 2000   Fiscal 2001   Fiscal 2002   Fiscal 2003   Fiscal 2004    Fiscal 2005
                     (2/2/01)       (2/1/02)     (1/31/03)     (1/30/04)     (1/28/05)      (1/27/06)
Jos. A. Bank          $100.00       $123.48       $373.91       $763.31       $930.00       $1,636.30
Nasdaq US             $100.00       $ 72.34       $ 50.46       $ 78.54       $ 77.69       $   88.48
Nasdaq Retail         $100.00       $119.13       $ 96.88       $142.04       $170.10       $  184.47

                           JOS. A. BANK   TOTAL RETURN INDEX  TOTAL RETURN INDEX
                                          NASDAQ STOCK MARKET    NASDAQ RETAIL
                                                (U.S.)            TRADE STOCKS
February 2, 2001 .........   $  100.00          $100.00             $100.00
February 1, 2002 .........   $  123.48          $ 72.34             $119.13
January 31, 2003 .........   $  373.91          $ 50.46             $ 96.88
January 30, 2004 .........   $  763.31          $ 78.54             $142.04
January 28, 2005 .........   $  930.00          $ 77.69             $170.10
January 27, 2006 .........   $1,636.30          $ 88.48             $184.47

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the responsibilities of the Board of Directors relating to: (1) the integrity of our financial statements; (2) the qualifications and independence of our registered public accounting firm; (3) the performance of our registered public accounting firm; (4) the adequacy of our systems of internal accounting and financial controls; and (5) our compliance with ethics policies and legal and regulatory requirements.

         Deloitte was the principal accountant engaged to audit the financial statements of the Company for Fiscal 2005. The Audit Committee has reviewed and discussed those audited financial statements with the Company's management and Deloitte. The Audit Committee has also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, as modified and supplemented.

         The Audit Committee has received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, as modified or supplemented, and the Audit Committee has discussed with Deloitte the independence of Deloitte from Jos. A. Bank.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for Fiscal 2005 for filing with the Securities and Exchange Commission.

                                Audit Committee:

                          William E. Herron (Chairman)
                               Andrew A. Giordano
                                Gary S. Gladstein

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership of common stock (Forms 3, 4 and 5) with the Securities and Exchange Commission and NASDAQ National Market. Officers, directors, and greater-than-ten percent stockholders are required to furnish the Company with copies of all such forms that they file.

         To the Company's knowledge, based solely on the Company's review of the copies of Forms 3, 4 and 5, and amendments thereto, received by it during or with respect to Fiscal 2005, all filings applicable to its officers, directors, greater-than-ten percent stockholders and other persons subject to Section 16 of the Exchange Act were timely.

EQUITY COMPENSATION PLAN INFORMATION

         The table which follows contains information, as of the end of Fiscal 2005, on the Company's equity compensation plans.

PLAN CATEGORY                        (a)                           (b)                            (c)
                           NUMBER OF SECURITIES        WEIGHTED-AVERAGE               NUMBER OF SECURITIES
                           TO BE ISSUED UPON           EXERCISE PRICE OF              REMAINING AVAILABLE FOR
                           EXERCISE OF                 OUTSTANDING OPTIONS,           FUTURE ISSUANCE UNDER
                           OUTSTANDING OPTIONS,        WARRANTS AND RIGHTS            EQUITY COMPENSATION PLANS
                           WARRANTS AND RIGHTS                                        (EXCLUDING SECURITIES
                                                                                      REFLECTED IN COLUMN (a))
                           ------------------------    ---------------------------    -----------------------------
EQUITY COMPENSATION               1,334,165                      $10.34                            -
PLANS APPROVED BY
OUR STOCKHOLDERS

EQUITY COMPENSATION                   -                            -                               -
PLANS NOT APPROVED BY
OUR STOCKHOLDERS
                           ------------------------    ---------------------------    -----------------------------
TOTAL                             1,334,165                      $10.34                            -
                           ========================    ===========================    =============================

          NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS MADE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES, THE COMPENSATION COMMITTEE REPORT, THE AUDIT COMMITTEE REPORT, REFERENCE TO THE INDEPENDENCE OF THE AUDIT COMMITTEE MEMBERS AND THE STOCK PERFORMANCE GRAPH ARE NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY OF THOSE PRIOR FILINGS OR INTO ANY FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES.

         THE BOARD HOPES THAT YOU WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING. YOUR COOPERATION IS APPRECIATED.

                  ---------------------------------------------

                          JOS. A. BANK CLOTHIERS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert N. Wildrick and Charles D. Frazer, and each of them, as Proxy or Proxies of the undersigned, each with full power of substitution and resubstitution, to attend and represent the undersigned at the annual meeting of stockholders of JoS. A. Bank Clothiers, Inc. to be held at the Company's headquarters, 500 Hanover Pike, Hampstead, Maryland, on June 23, 2006 at 10:00 a.m. Eastern Time, or at any adjournments thereof, and vote thereat the number of shares of stock of the Company which the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card, and in their discretion (or the discretion of either of them) on all other matters properly coming before the meeting or any adjournments thereof.

Please mark your votes like this |X| in blue or black ink. The Board of Directors recommends a vote "FOR" each of the proposals.

1. Election of Andrew A. Giordano and William E. Herron as Directors for terms expiring at the Company's 2009 Annual Meeting of Stockholders, or at such later time as their respective successors have been duly elected and qualified.

(Mark only one of the two boxes for this item. If applicable, print on the line below the name(s) of the nominee(s) for which authority to elect is being withheld.)

| | FOR    | | WITHHOLD AUTHORITY FOR THE FOLLOWING NAMED NOMINEE(S):

           --------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as the Company's registered public accounting firm for the fiscal year ending February 3, 2007.

(Mark only one of the three boxes for this item)

| | FOR    | | AGAINST         | | ABSTAIN

3. Approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 20 million shares to 45 million shares.

(Mark only one of the three boxes for this item)

| | FOR    | | AGAINST         | | ABSTAIN

                      (Continued and to be dated and signed on the reverse side)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" MR. GIORDANO AND MR. HERRON, "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AND "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

                                        Dated: ____________________________ 2006


                                        ________________________________________
                                                      Signature


                                        ________________________________________
                                                      Print Name(s)


                                        ________________________________________
                                               Signature, if held jointly

                                        Please sign  exactly as name  appears on
                                        the shares being voted.  When shares are
                                        held by joint tenants, both should sign.
                                        When  signing  as  attorney,   executor,
                                        administrator,  trustee,  guardian or in
                                        other  representative  capacity,  please
                                        give   full   title   as   such.   If  a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.